UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 22, 2010

Cimetrix Incorporated (Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-16454 (Commission File Number)	87-0439107 (IRS Employer Identification No.)
6979 South High Tech Drive Salt Lake City, Utah (Address of Principal Executive Offices)	84047-3757 (Zip Code)
Registrant’s telephone number, including area code: (801) 256-6500
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Cimetrix Incorporated (the “Company”) was held on Saturday, May 22, 2010.  The shareholders voted, either in person or by proxy on the following proposals, with the result of the shareholder vote as follows.

1.	To elect one director to the Company’s Board of Directors for a three-year term.

Nominee	Votes For	Votes Against or Withheld	Abstentions	Broker Non-Votes
C. Alan Weber	22,258,158	35,660	-	6,014,278

2.	To ratify the appointment of HJ & Associates, LLC as the Company’s independent registered accountants for the year ending December 31, 2010.

Votes For	Votes Against or Withheld	Abstentions	Broker Non-Votes
28,276,936	30,160	1,000	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cimetrix Incorporated

Dated:  May 27, 2010                                                                           By________________________________
     Robert H. Reback
     President and Chief Executive Officer
     (Principal Executive Officer)